Federated Hermes Emerging Market Debt Fund
A Portfolio of Federated Hermes World Investment Series, Inc.
CLASS A SHARES (TICKER IHIAX)
CLASS C SHARES (TICKER IHICX)
INSTITUTIONAL SHARES (TICKER EMDIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2023
On February 14, 2023, the Board of Trustees of Federated Hermes World Investment Series, Inc, on behalf of its portfolio Federated Hermes Emerging Market Debt Fund (the “Fund”), approved the transfer of the sub-advisory agreement of the Fund from Federated Hermes (UK) LLP to Hermes Investment Management Limited. The sub-advisory services transfer is effective July 1, 2023. Accordingly, the following changes will be effective on July 1, 2023.
Summary Prospectus and Summary Section of the Prospectus
1. Under the sub-section “Fund Management” in the section “Fund Summary Information,” please replace the section in its entirety with the following:
“FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company (FIMCO). The Fund’s Sub-Adviser is Hermes Investment Management Limited (HIML).

FIMCO
Ihab L. Salib, Senior Portfolio Manager, has been the Fund’s portfolio manager since May of 2013.
Jason C. DeVito, CFA, Portfolio Manager, has been the Fund’s portfolio manager since January of 2018.
HIML
Mohammed H. Elmi, CFA, Portfolio Manager, has been the Fund’s portfolio manager since July of 2019.”
Prospectus
2. Under the “Investment Adviser” sub-section of “Who Manages the Fund?”, please replace the fourth paragraph in its entirety with the following:
“The Adviser has delegated daily management of some or all of the Fund assets to the Sub-Adviser, Hermes Investment Management Limited. The Sub-Adviser is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser’s address is Sixth Floor, 150 Cheapside, London EC2V 6ET, United Kingdom.”
3. Under the “Investment Adviser” sub-section of “Who Manages the Fund?”, please replace the fourth paragraph in its entirety with the following:
“The Adviser has delegated daily management of some or all of the Fund assets to the Sub-Adviser, Hermes Investment Management Limited. The Sub-Adviser is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser’s address is Sixth Floor,150 Cheapside, London EC2V 6ET, England. The Sub-Adviser is a wholly owned subsidiary of Federated Hermes Limited (formerly, Hermes Fund Managers Limited (FHL)), which is a 100% indirect, wholly owned subsidiary of Federated Hermes, Inc.”

4. Under the “Sub-Adviser” sub-section of “Who Manages the Fund?”, please replace the disclosure in its entirety with the following:
“Under the supervision of the Adviser and oversight by the Board and pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), Hermes Investment Management Limited will act as sub-investment adviser to the Fund. The Sub-Adviser will have day-to-day portfolio management responsibilities of the Fund. Hermes Investment Management Limited, a limited liability partnership incorporated in England and Wales, is authorized and regulated by the U.K. Financial Conduct Authority to provide investment management services. The Sub-Adviser advises approximately five registered investment companies and also manages differentiated strategies in high-active share equities, credit and private markets, including real estate, infrastructure, private debt and private equity (including non-U.S. funds). The Sub-Adviser’s assets under management totaled approximately $48.2 billion (£39.9 billion) as of December 31, 2022. All asset information is reported as of December 31, 2022 and converted using December 31, 2022 exchange rates.”
5. Under the “Portfolio Management Information” sub-section of “Who Manages the Fund?” please replace the reference to “Fed UK” with “HIML” above Mohammed H. Elmi.

Statement of Additional Information
6. In the “How is the Fund Organized” section, please replace the second paragraph in its entirety with the following:
“The Board of Directors (the “Board”) has established three classes of shares of the Fund, known as Class A Shares, Class C Shares, and Institutional Shares (“Shares”). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated Investment Management Company (the “Adviser” or “FIMCO”). Until June 30, 2023, the Fund’s sub-adviser was Federated Hermes (UK) LLP. Effective July 1, 2023, the Sub-Adviser changed to Hermes Investment Management Limited (the “Sub-Adviser” or “HIML”).”
7. Under “Investment Adviser,” please replace the first three paragraphs in their entirety and replace them with the following:
“FIMCO, as the investment adviser, is responsible for the supervision of the sub-adviser’s services to the Fund and, subject to general oversight of the Board, manages and supervises the investment operations and business affairs of the Fund. HIML, as the sub-adviser, conducts investment research and makes investment decisions for the Fund, subject to the supervision of FIMCO.
FIMCO is a wholly owned subsidiary of Federated Hermes. HIML is an affiliate of FIMCO,
Neither FIMCO nor HIML shall be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Under the terms of a sub-advisory agreement between the Adviser and HIML, HIML is paid for the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.”
8. In the “Portfolio Manager Information” section under “Investment Advisory and Other Services,” please replace the first paragraph in its entirety and replace it with the following:
“As a general matter, certain conflicts of interest may arise in connection with portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades them (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

HIML and its affiliates, which are wholly owned subsidiaries of Federated Hermes Limited (FHL), which is a wholly owned subsidiary of Federated Hermes, Inc., (“FHL Advisory Companies”), have trading desks that are separate from those of Federated Investment Management Company and other wholly owned advisory companies of Federated Hermes (“Federated Advisory Companies”) (collectively, the “Advisory Companies”). Therefore, actual or potential conflicts could arise to the extent the Advisory Companies may share material non-public information (MNPI). In order to address such potential conflicts and protect client interests, information barriers have been established between the Federated Advisory Companies and the FHL Advisory Companies such that personnel of the FHL Advisory Companies and of the Federated Advisory Companies are generally precluded from sharing investment-related information, including MNPI, across the barriers. In addition, there will be no integration or allocation of trades between the Advisory Companies. To the extent that applicable U.S. and U.K. law, and the laws of certain other jurisdictions, require the Advisory Companies to make regulatory filings that may require sharing of MNPI, the Advisory Companies have implemented internal controls which require that such information will be shared only among such limited personnel as is necessary to make accurate and timely regulatory filings and to maintain proper trading limitations. The Advisory Companies will generally operate subject to their own internal personal dealing, trade allocation, and side by side management policies. In any limited situation in which the Federated Advisory Companies may “need to know” certain investment-related information from FHL Advisory Companies, or vice versa, approval requiring certain conditions must be granted by the Chief Compliance Officer of the Federated Advisory Companies. Such conditions may include certain personnel being subject to the Code of Ethics of both Federated and FHL Advisory Companies, or in the case of a fund advised by a Federated Advisory Company and sub-advised by an FHL Advisory Company, or vice-versa, the holdings and transactions of those funds are included in the personal trade monitoring for both entities.”
In addition, please replace the reference to “Fed UK” with “HIML” above Mohammed H. Elmi’s compensation disclosure in this section.

9. On the “Addresses” page, under “Investment Sub-Adviser,” please change the name of the Sub-Adviser from Federated Hermes (UK) LLP to Hermes Investment Management Limited.
April 20, 2023

Federated Hermes Emerging Market Debt Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455966 (4/23)
© 2023 Federated Hermes, Inc.